EXHIBIT 10.16

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

FINAL EXECUTION COPY

LICENSE AGREEMENT

between

IMMUNE DESIGN CORP.

and

MEDIMMUNE, LLC

dated as of October 15, 2010

LICENSE AGREEMENT

THIS LICENSE AGREEMENT dated as of the 15th day of October, 2010 (the “Agreement”) is made between Immune Design Corp., a Delaware corporation having a place of business at 1124 Columbia Street, Suite 700, Seattle, Washington 98104 (“IDC’) and MedImmune, LLC, a Delaware limited liability company having its principal place of business at One MedImmune Way, Gaithersburg, Maryland 20878 (“MedImmune”).

R E C I T A L S

WHEREAS, IDC has rights to certain adjuvants and desires to grant a license to MedImmune with respect to such adjuvants; and

WHEREAS, MedImmune desires to obtain such a license.

NOW THEREFORE, in consideration of the premises and of the covenants herein contained, the Parties hereto mutually agree as follows:

ARTICLE 1

DEFINITIONS

For purposes of this Agreement, the terms defined in this Article shall have the meanings specified below, whether used in their singular or plural form.

1.1. “Adjuvant” means a glucopyranosyl lipid described by the chemical structure set forth in Exhibit E attached hereto in all salts, stereoisomers, hydrates, and polymorphs, and any formulations of the foregoing with a pharmaceutically acceptable carrier but not including an antigen.

1.2. “Affiliate” means with respect to a Person, any Person that controls, is controlled by or is under common control with such first Person. For purposes of this definition only, “control” means (a) to possess, directly or indirectly, the power to direct the

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

management or policies of a Person, whether through ownership of voting securities, by contract relating to voting rights or corporate governance, or (b) to own, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities or other ownership interest of such Person. “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.3. “BLA” means Biologics License Application in the United States or its equivalent in another country or groups of countries outside the United States.

1.4. “Business Day” means each day of the week, excluding Saturday, Sunday, and U.S. Federal holidays.

1.5. “Change of Control” means a transaction or series of related transactions in which a Third Party acquires direct or indirect beneficial ownership of more than fifty percent (50%) of the voting stock of, or more than a fifty percent (50%) interest in the income of a Party or by virtue of sale to a Third Party of all or substantially all of the assets related to this Agreement.

1.6. “Combination Product” means a product in finished dosage form that in a single formulation or in a single package contains both (a) one or more Vaccine Products (in the case of a ***, a Vaccine Product that ***) for the treatment or prevention of a disease, disorder or infection in *** and that is not a Product and (b) a Product.

1.7. “Commercially Reasonable Efforts” means efforts of a degree and kind, including the level of attention and care and providing of funding, resources and skilled human

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power, as are consistent with the efforts that a similarly situated biopharmaceutical company or pharmaceutical company would reasonably devote in order to develop and commercialize, as applicable, ***. Commercially Reasonable Efforts shall be determined ***, and it is anticipated that ***.

1.8. “Competing Product” means a *** Product for the treatment of humans in the Field that is sold by a Third Party which *** Product (i) is not licensed to the Third Party by MedImmune and (ii) *** pursuant to the *** based on *** to a *** or a ***.

1.9. “Confidentiality Agreement” means the Mutual Confidentiality Agreement effective as of January 7, 2009, as amended, between MedImmune and IDC.

1.10. “Effective Date” means the date first hereinabove written.

1.11. “EMEA” means the European Medicines Agency or any successor or other agency with responsibilities comparable to the European Medicines Agency.

1.12. “FDA” means the United States Food and Drug Administration or any successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration.

1.13. “Field” means the treatment and/or prevention of ***.

1.14. “First Commercial Sale” means the first sale of a Product by MedImmune or its Affiliate or Sublicensee to a Third Party in a country following Regulatory Approval (to the extent necessary for commercial sale) of such Product in such country.

1.15. “IDC Know-How” means any (i) Know-How owned by IDC or its Affiliates as of the Effective Date or at any time during the Term which is *** for the research, development, manufacture, use, sale, offer for sale or importation of Adjuvant and/or Adjuvant as part of a *** Product in the Field and (ii) Know-How, if any, licensed to IDC or its

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Affiliates under a Technology Acquisition Agreement which is *** for the research, development, manufacture, use, sale, offer for sale or importation of Adjuvant and/or Adjuvant as part of a *** Product in the Field.

In the event of a Change of Control of IDC, Know-How owned or controlled by the acquiring entity or its Affiliates (other than IDC and subsidiaries of IDC) or the surviving entity (if IDC is not the surviving entity) that was not IDC Know-How prior to the Change of Control of IDC shall not become IDC Know-How and any Know-How of the acquiring entity or its Affiliates (other than IDC and subsidiaries of IDC) developed after the Change of Control of IDC shall be included in the IDC Know-How only if it is, and to the extent it is, *** by *** within *** after *** and *** the *** before *** of ***.

1.16. “IDC Patent Rights” means any and all Patent Rights owned by IDC or its Affiliates or licensed to IDC or its Affiliates under a Technology Acquisition Agreement, in each case as of the Effective Date or during the Term that includes one or more claims that are infringed or would be infringed (in the case of a patent application upon issuance of a patent that contains such a claim) by the research, development, manufacture, use, sale, offer for sale or importation of Adjuvant in the Field and/or a combination of Adjuvant and Vaccine Product for use in the Field. IDC Patent Rights include but are not limited to those of Exhibit A. For clarity, the IDC Patent Rights do not include ***.

In the event of any Change of Control of IDC, the Patent Rights that become owned or licensed to the surviving entity or the acquiring entity or its Affiliate after the Change of Control of IDC that would be within the definition of IDC Patent Rights if owned or controlled by IDC shall ***. In the event of any Change of Control of IDC, however, the Patent Rights that *** by or *** or *** before *** of *** shall ***, unless such Patent Rights are ***.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.17. “IDC Vaccine Product” means a Vaccine Product that includes an Adjuvant and that is not a Vaccine Product for treatment and/or prevention of ***.

1.18. “IDRI Agreement” means the License Agreement made as of July 10, 2008 between Infectious Disease Research Institute (“IDRI”), and IDC, as amended from time to time in compliance with Section 7.6 of this Agreement.

1.19. “IDRI Confidentiality Agreement” means the Mutual Confidentiality Agreement effective as of May 20, 2010 between MedImmune and the Infections Disease Research Institute.

1.20. “IDRI Licensed Product” means a Licensed Product (as defined in the IDRI Agreement) that is a Vaccine Product for use in the Field but only if it is also a Product as to which MedImmune otherwise has a license under this Agreement.

1.21. “Invention” means all inventions, discoveries, improvements and other technology, whether or not patentable.

1.22. “Joint Inventions” has the meaning set forth in Section 5.6.

1.23. “Joint Patents” means Patent Rights that claim a Joint Invention.

1.24. “Know-How” means ideas, writings, data (including but not limited to pre-clinical and clinical data), information, know-how, assays, compounds, cell lines and reagents and Inventions and the rights thereto other than Patent Rights, including but not limited to manufacturing and formulation information.

1.25. “Knowledge” with respect to a Party shall mean actual knowledge of *** without conducting an investigation other than ***.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.26. “Major Indication” means a ***, excluding indications where both the (a) patient incidence of such indication is less than *** persons in the ***, and (b) estimated Net Sales of the Product for such indication in *** are less than *** per year.

1.27. MedImmune Licensed Patent Rights means:

(a)	Subject to parts (e) and (f), Patent Rights that cover inventions that arise from the research, development or manufacturing of an Adjuvant in the Field or a *** Product in the Field by MedImmune or its Affiliates ***, which Patent Rights are either (i) owned (other than by purchase from a Third Party other than employees, contractors or consultants of MedImmune or its Affiliates as the case may be) by MedImmune or an Affiliate of MedImmune that is *** and in each case that are *** provided, however, that if a claim *** then such claims shall be included in MedImmune Licensed Patent Rights ***, or (ii) owned (other than by purchase from a Third Party other than employees, contractors or consultants of MedImmune or its Affiliates as the case may be) by an Affiliate of MedImmune (other than ***) and which are ***.

(b)	Subject to parts (e) and (f), Patent Rights *** by a Sublicensee after ***, or Patent Rights that are *** by a Third Party who is not a Sublicensee which Third Party is *** with respect to Adjuvant or *** Product in the Field, in each case that arise from *** of an Adjuvant in the Field or a *** Product in the Field by such Sublicensee or by such Third Party, ***, in each case, only to the extent that such Patent Rights are licensed to MedImmune or its Affiliate by such Sublicensee or such Third Party with the right to grant a sublicense.

(c)	Subject to parts (e) and (f), Patent Rights not included in part (a) or (b) owned by MedImmune or its Affiliate or sublicensed to MedImmune or its Affiliate by a Sublicensee with the right to grant a sublicense but only if such Patent Rights include one or more claims that cover *** (i) ***, and (ii) a Vaccine Product that contains an Adjuvant that *** has or had *** prior to *** or a Vaccine Product that contains an Adjuvant that *** by *** and that has or had been *** by the *** prior to ***.

(d)	Subject to parts (e) and (f), Patent Rights not included in part (a), (b) or (c) owned by MedImmune and *** and *** or sublicensed to MedImmune or its Affiliate by a Sublicensee with the right to grant a sublicense and ***, but only if such Patent Rights include one or more claims that *** and ***.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(e)	For the avoidance of doubt, the MedImmune Licensed Patent Rights do not include claims of Patent Rights that expressly claim MedImmune’s ***.

(f)	In the event of any Change of Control of MedImmune, the Patent Rights that become owned or licensed to the surviving entity or the acquiring entity or its Affiliates after the Change of Control of MedImmune that would be within the definition of MedImmune Licensed Patent Rights if owned by MedImmune shall ***. In the event of any Change of Control of MedImmune, however, the Patent Rights that *** by or *** or *** before *** of *** shall ***, unless such Patent Rights are ***.

1.28. “Net Sales” means with respect to Product, the gross sales accrued in a particular period for financial reporting purposes of Products sold by MedImmune, its Affiliates and/or its Sublicensees, in each case to a Third Party and included in reported net sales, and in each case further including where the Product is sold in bulk form, any additional amounts accrued by MedImmune, its Affiliates or Sublicensees from the fill, finish or sale of such Product made from such bulk form, and in each case after deducting for the following sales allowances and expenses directly related to gross sales of the applicable Product, if not previously deducted, from the gross sales amount invoiced:

(a) trade, quantity and/or cash discounts, allowances or rebates, including promotional, service or similar discounts or rebates and discounts or rebates to governmental or managed care organizations, to the extent actually given or allowed in connection with Product;

(b) credits or allowances actually granted with respect to Products by reason of rejection, defects, recalls or returns, or chargebacks;

(c) any non-refundable tax, tariff, duty or government charge (including any sales, value added, excise or similar tax or government charge, but excluding any income tax) levied on the invoiced amount of the Product;

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(d) a reasonable allowance for bad debt, which allowance for bad debt for a calendar year shall be adjusted in the last quarter of a calendar year to reflect the amount of bad debt actually written off for sales of Product for that calendar year;

(e) any charges for freight, postage, shipping or transportation, or for shipping insurance incurred in transporting the Product to Third Parties (if and to the extent included in the amount invoiced to the Third Party); and

(f) administrative fees paid to group purchasing organizations, managed care entities or other similar types of organizations or networks participating in the distribution and/or sale of Product.

MedImmune shall make periodic adjustments of the amounts described in (a) through (f) to its initial accruals of such amounts applied in a prior calendar quarter to reflect amounts actually incurred or taken and provide to IDC reasonable documentation supporting the reconciliation.

Net Sales shall be determined in accordance with ***.

(A) In the event a Product is sold as part of a Combination Product and the Product is also sold separately from the Combination Product, the Net Sales from such Combination Product, shall be the amount determined ***, in each case during the applicable reporting period or, if sales of both the Product, and the Combination Product did not occur in such period, then in the most recent reporting period in which sales of both occurred.

(B) In the event a Product is sold as part of a Combination Product and the Product is not sold separately from the Combination Product, Net Sales shall be calculated by ***, in each case during the applicable reporting period. MedImmune shall notify IDC of such calculation and provide IDC with data to support such calculation, ***. The calculations in paragraphs (A) and (B) shall be made on ***.

1.29. “Party” means IDC or MedImmune and collectively the “Parties”.

1.30. “Patent Rights” means United States and foreign patents, patent applications, provisional patent applications, certificates of invention, applications for certificates of invention, divisions, continuations, continuations-in-part, non-provisional patent applications claiming priority benefit of a provisional application, continued prosecution applications,

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national and regional stage counterparts, together with any extensions, registrations, confirmations, reissues, re-examinations or renewals of the above as well as supplementary protection certificates therefore, and any other form of government-issued patent protection directed to the inventions claimed in the foregoing.

1.31. “Phase I Clinical Trial” means for the purpose of obtaining Regulatory Approval a study in humans the purpose of which is preliminary determination of safety of a Product in healthy individuals or patients that would satisfy the requirements of 21 C.F.R. 312.21(a), or the equivalent process in other countries or groups of countries of the Territory.

1.32. “Phase II Clinical Trial” means for the purpose of obtaining Regulatory Approval a study in humans of the safety, dose range and efficacy of a Product that is prospectively designed to generate sufficient data to commence a Phase III Clinical Trial that would satisfy the requirements of 21 C.F.R. 312.21(b), or the equivalent process in other countries or groups of countries of the Territory.

1.33. “Phase III Clinical Trial” means a controlled study in humans of the efficacy and safety of a Product that is prospectively designed to demonstrate statistically whether such Product is effective and safe for use in a particular indication in a manner sufficient to obtain Regulatory Approval to market such Product that would satisfy the requirements of 21 C.F.R. 312.21(c), or the equivalent process in other countries or groups of countries of the Territory.

1.34. “Product” means an *** Product for use in the Field: (i) the use, manufacture, sale, offer for sale or import of which would infringe a Valid Claim of an IDC Patent Right but for the licensed granted hereunder, or (ii) uses, incorporates or results from the use of IDC Know-How as to which MedImmune has been granted a license under this Agreement and as to which MedImmune has an obligation of confidentiality under Article 6 of this Agreement, under the Confidentiality Agreement or under the IDRI Confidentiality Agreement at the time such IDC Know-How is provided to MedImmune, whether by IDC or its licensors.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.35. “*** Product” means a Vaccine Product for use in the Field which product includes an Adjuvant.

1.36. “Regulatory Approval(s)” means any and all approvals from Regulatory Authorities in a country required to use, manufacture, market, sell or otherwise dispose of Product in such country and, if required, approvals for pricing and reimbursement.

1.37. “Regulatory Authority” means any applicable government agency or other regulatory authority involved in granting approvals for the conduct of clinical trials or the manufacturing, use, marketing, selling, reimbursement, pricing or other disposition of a Product in the Territory, including in the United States the FDA, and any successor governmental authority having substantially the same function.

1.38. “Sublicensee” means any person or entity (other than an Affiliate or a distributor) that is granted a sublicense by MedImmune under the license granted to MedImmune pursuant to this Agreement.

1.39. “Technology Acquisition Agreement” means (i) any agreement as of the Effective Date under which IDC or its Affiliate is granted a license and (ii) any agreement that is entered into at any time during the Term between IDC or its Affiliates and a Third Party under which IDC or its Affiliate is granted a license with the right to sublicense without violating the terms of such agreement, in each of the foregoing cases pursuant to such agreement a license is granted to (a) any of such Third Party’s Patent Rights that are reasonably useful to the research, development, use, manufacture, sale, offer for sale, or importation of Adjuvant and/or Adjuvant as part of an *** Product in the Field or (b) any of

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

such Third Party’s Know-How, if any, that is reasonably useful to the research, development, use, manufacture, sale, offer for sale, or importation of Adjuvant and/or Adjuvant as part of an *** Product in the Field. The Technology Acquisition Agreements of IDC as of the Effective Date are listed in Exhibit B. In the event of any Change of Control of IDC, any agreement entered into by the acquiring entity or its Affiliates (other than IDC and its subsidiaries) before the Change of Control of IDC shall ***, unless such agreement was ***, and any Technology Acquisition Agreement entered into by the acquiring entity or its Affiliates (other than IDC and its subsidiaries) after the Change of Control of IDC the sublicense granted to MedImmune thereunder shall be *** and shall not ***.

1.40. “Term” has the meaning set forth in Section 9.1.

1.41. “Territory” means the entire world excluding countries where this Agreement or the license granted under Section 2.1(a) has been terminated.

1.42. “Third Party” means any entity other than IDC or MedImmune and their respective Affiliates.

1.43. “United States” means the United States of America and its territories and possession.

1.44. “Vaccine Product” means a pharmaceutical preparation that *** in humans and contains ***.

1.45. “Valid Claim” means an issued claim of an unexpired granted patent which claim (i) has not been abandoned, or disclaimed, and (ii) has not been revoked, held invalid or unenforceable by a court of competent jurisdiction or administrative agency in an unappealed or unappealable decision in the subject country, and (iii) has not been admitted to be invalid or unenforceable through reissue or otherwise.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 2

LICENSE

2.1 (a) Subject to the terms of this Agreement, IDC hereby agrees to grant and hereby automatically grants to MedImmune a royalty-bearing license or sublicense, with the right to grant sublicenses at one or more tiers pursuant to Section 2.2, under IDC Patent Rights and IDC Know-How (i) to research, develop, ***, use, and import Adjuvant in the Field in the Territory for the sole purpose of researching, developing, ***, using, selling, offering to sell and importing Product in the Field and (ii) to research, develop, ***, use, sell, offer to sell, and import such Product from (i) above in the Field in the Territory, which rights and licenses are exclusive (exclusive even as to IDC except as otherwise provided herein). MedImmune shall have the right to permit an entity that is an Affiliate of MedImmune to exercise the rights and licenses granted to MedImmune under this Agreement without the granting of a sublicense while such entity is an Affiliate of MedImmune ***. In exercising the rights and licenses granted under this Agreement, MedImmune shall have the right to have Adjuvant and/or Product in the Field researched, developed and/or made for MedImmune by a Third Party without granting a sublicense to such Third Party; provided, that such research and development is ***. The sublicense granted by IDC under this Section 2.1(a) to any IDC Patent Rights or IDC Know-How owned or controlled by a Third Party shall be subject to the applicable Technology Acquisition Agreement.

(b) In addition to the rights and licenses granted to MedImmune under this Agreement, IDC covenants that neither IDC nor its Affiliates has granted or will grant any rights or licenses under IDC Patents or IDC Know-How with respect to *** Product in the Field in the Territory nor will IDC or its Affiliates assist a Third Party with respect to research, development, manufacture, use, sale, offer for sale or importation of Adjuvant for use in a *** Product in the Field in the Territory, except that IDC has granted rights to a Third Party under a *** dated ***, as amended and provided, however that an acquiring entity and Affiliates of an acquiring entity in a Change of Control of IDC may provide assistance to a Third-Party with respect to research, development, manufacture, use, sale, offer for sale or importation of Adjuvant for use in a *** Product in the Field in the Territory with respect to Patent Rights or Know-How that are owned

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or controlled by the acquiring entity or its Affiliates at the time of such Change of Control or Know-How that is developed thereafter that does not result from the use of IDC Know-How. IDC covenants and agrees that neither IDC nor its Affiliates will practice, use or exploit IDC Patents and/or IDC Know-How with respect to *** Product in the Field in the Territory except in carrying out its obligations hereunder. In the event of a Change of Control, IDC shall cause the acquiring entity and its Affiliates to agree for the benefit of MedImmune not to use any Know-How that results from the use of IDC Know-How for the research, development, manufacture, use, sale, or importation of *** Product in the Field in the Territory. The limitations in this Section 2.1(b) shall no longer apply in any country where the license granted in Section 2.1(a) has become non-exclusive or has been terminated.

(c) With respect to any IDRI Licensed Product, MedImmune as a sublicensee under the IDRI Agreement agrees to:

(i) Provide to IDC the written reports as required by Section 3.1(d) of the IDRI Agreement.

(ii) Comply with the obligations of Section 3.4 of the IDRI Agreement.

(iii) *** shall defend, indemnify, and hold IDRI, its Affiliates, and their respective officers, directors, employees, and agents (the “IDRI Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys fees and costs of litigation incurred by such IDRI Indemnitees (collectively, “IDRI Damages”), all to the extent resulting from claims, suits, proceedings or causes of action brought by such Third Party (“IDRI Claims”) against such IDRI Indemnitee based on or alleging: (a) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any IDRI Licensed Product by MedImmune or its Affiliates, Sublicensees, Third Party contractors, or distributors in the Territory; (b) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of a Adjuvant by MedImmune or its Affiliates, Sublicensees, Third Party contractors or distributors in the Territory; (c) the willful misconduct or negligent acts of MedImmune, its Affiliates, or the officers, directors, employees, or agents of MedImmune or its Affiliates; or (d) any activities

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

conducted by or for MedImmune as part of Phase I Clinical Trials, Phase II Clinical Trials or Phase III Clinical Trials of IDRI Licensed Products. The foregoing indemnity obligation shall not apply if the IDRI Indemnitees materially fail to comply with the indemnification procedures set forth in Section 2.1(c)(iv), or to the extent that such IDRI Claim is based on or alleges: (i) the development, manufacture, storage, handling, use, promotion, sale, offer for sale, and importation of any product by IDRI or its Affiliates, sublicensees, or distributors in the Territory; or (ii) the willful misconduct or negligent acts of IDRI or its Affiliates, or the officers, directors, employees, or agents of IDRI or its Affiliates.

(iv) A person claiming indemnity under Section 2.1(c)(iii) (the “Indemnified Party”) shall give written notice to *** (the “Indemnifying Party”) promptly after learning of the claim, suit, proceeding or cause of action for which indemnity is being sought (“Claim”). The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the Claim for which indemnity is being sought. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, the Indemnifying Party shall have the right to assume and conduct the defense of the Claim with counsel of its choice. The Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, unless the settlement involves only the payment of money. So long as the Indemnifying Party is actively defending the Claim in good faith, the Indemnified Party shall not settle any such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (a) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to the Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (b) the Indemnifying Party will remain responsible to indemnify the Indemnified Party as provided in Section 2.1(c)(iii).

(v) MedImmune shall procure and maintain, and require Sublicensees to procure and maintain, insurance, including product liability insurance or self-insure, in an amount adequate to cover its obligations hereunder and which are consistent with normal

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

business practices of prudent companies similarly situated at all times during which any IDRI Licensed Product is being clinically tested in human subjects or commercially distributed or sold. It is understood that such insurance shall not be construed to create a limit on MedImmune’s liability with respect to its indemnification obligations under Section 2.1(c)(iii). MedImmune shall provide IDC with written evidence of such insurance upon request. MedImmune shall provide IDC with written notice at least *** days prior to the cancellation, non-renewal or material change in such insurance or self-insurance which materially adversely affects the rights of IDC hereunder.

(d) The inventions covered by the IDC Patent Rights licensed under the IDRI Agreement may have arisen, in whole or in part, from federally supported research. Notwithstanding any representation or warranty in Article 7 or any other provision of this Agreement to the contrary, the federal government of the United States of America may have certain rights to such IDC Patent Rights as described in Chapter 18, Title 35 of the United States Code and accompanying regulations, including Part 401, Chapter 37 of the Code of Federal Regulation, as such may be amended. The Parties’ rights and obligations under this Agreement to any government-funded inventions, including the license set forth in Section 2.1(a) and any sublicense granted under Section 2.2, are subject to the applicable terms of the foregoing United States laws. If and to the extent required by applicable United States law, MedImmune agrees that Adjuvant and Product used or sold in the United States by MedImmune, its Affiliates or its Sublicensees will be manufactured substantially in the United States or its territories, subject to such waivers as required or obtained in advance from the U.S. government.

(e) With respect to each Technology Acquisition Agreement pursuant to which MedImmune is sublicensed under this Agreement, provided that MedImmune has a copy of the Technology Acquisition Agreement that includes the terms applicable to a sublicensee thereunder, MedImmune shall comply with such terms thereunder.

2.2 Within its sole discretion, MedImmune may grant exclusive or non-exclusive sublicenses (including the right to grant further sublicenses) under some or all of the rights and licenses granted to MedImmune under Section 2.1(a) of this Agreement to one or more entities (except as limited by any Technology Acquisition Agreement) subject to the following conditions: (a) each sublicense shall be subject to and consistent with the rights and licenses

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

granted under this Agreement; and (b) shall include an obligation of the Sublicensee to account for and report its sales of Products to MedImmune on the same basis as if such sales were Net Sales by MedImmune; (c) shall include (i) confidentiality and non-use obligations that require the Sublicensee to comply with confidentiality obligations with respect to IDC Know-How and Confidential Information of IDC similar to those of this Agreement; (ii) the obligations of Section 2.1 with respect to IDRI Licensed Product sublicensed to the Sublicensee; (iii) the obligations of Section 2.1 (d) with respect to Technology Acquisition Agreements sublicensed to the Sublicensee; (iv) the obligations of Section 2.9 with respect to notice as to Third Party Patent Rights; (v) the notice, joinder, cooperation/assistance and settlement obligations of Section 5.2(a), (c) and (e); (vi) the obligations to “abide” and “cooperate” of Section 5.3; (vii) the obligations of Section 6.2; (viii) the obligations of Section 7.6(b); (ix) the notice obligations of Section 7.7; and (x) the obligations of Section 7.8 with respect to Product sublicensed to the Sublicensee; (d) ***; and (e) ***. MedImmune shall provide IDC with prompt written notice that a sublicense has been granted or terminated. The name of the Sublicensee and a copy of the sublicense agreement and any amendments thereto shall be furnished by MedImmune to IDC within *** days after the execution, with MedImmune having the right to redact financial terms and other confidential information not related to the calculation of payments due under this Agreement. MedImmune shall take reasonable steps to cause a Sublicensee to comply with the provisions of this Agreement that are applicable to a Sublicensee; however, MedImmune shall not *** for the *** to ***.

2.3 All rights and licenses granted under Section 2.1(a) of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the U.S. Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the U.S. Bankruptcy Code. The Parties agree that MedImmune, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, and that upon commencement of a bankruptcy proceeding by or against IDC under the U.S. Bankruptcy Code, MedImmune shall be entitled to a complete duplicate of or complete access to any such intellectual property and all embodiments of such intellectual property as set forth below, provided MedImmune continues to fulfill its

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

payment, royalty and other obligations as specified herein in full. Such intellectual property and all embodiments thereof shall be promptly delivered to MedImmune (i) upon any such commencement of a bankruptcy proceeding upon written request therefor by MedImmune, unless IDC elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of IDC upon written request therefor by MedImmune. The foregoing is without prejudice to any rights MedImmune may have arising under the U.S. Bankruptcy Code or other applicable law.

2.4 Beginning as of the Effective Date, IDC shall provide to MedImmune promptly the IDC Know-How in its possession within *** of the Effective Date and thereafter (to the extent available and not previously disclosed and provided) no later than ***; provided, that IDC shall only be required to provide reasonable quantities of assays, compounds, cell lines and reagents in the control of IDC that are useful for the research or development of Adjuvant and/or Adjuvant as part of a *** Product in the Field at cost. IDC shall *** of providing IDC Know-How to MedImmune. In addition, at the request of MedImmune, IDC shall provide MedImmune with reasonable technical assistance with respect to understanding and implementing the IDC Know-How provided to MedImmune. The technical assistance shall be *** with respect to IDC Know-How *** such assistance shall *** on *** at the *** for IDC. With respect to Product, IDC shall permit MedImmune to make reference to any filings controlled by or available to IDC at a Regulatory Authority that relate to Adjuvant for any Product in the Field solely in connection with the exercise of the license granted under Section 2.1(a) of this Agreement, but only to the extent that IDC has sufficient rights to grant MedImmune the right to reference such filings. MedImmune shall be solely responsible for obtaining and shall obtain and maintain all Regulatory Approvals necessary to conduct clinical studies of the Product in the Field and to use, manufacture, have manufactured, sell, offer to sell and import the Product in the Field.

2.5 IDC shall not perform any *** of *** Product in the Field in any human in any country without the prior written consent of MedImmune, which consent may be withheld in the sole discretion of MedImmune, during the period that the license granted under Section 2.1(a) is exclusive in such country.

2.6 MedImmune shall provide IDC with prompt written notice of any adverse events with respect to Product. IDC shall provide MedImmune with prompt written notice of any adverse events with respect to the Adjuvant and/or product that includes the Adjuvant known to IDC to the extent IDC has the right to disclose such information.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.7 Except for the license granted under Section 2.1(a), MedImmune shall have no other license, implied or express, in or to the IDC Patent Rights or IDC Know-How.

2.8 MedImmune acknowledges that MedImmune has not been granted a license to sell or distribute the Adjuvant supplied by IDC for use pursuant to the license granted under Section 2.1(a) or *** under the license granted under Section 2.1(a) other than (i) for use in or as part of a Product for use in the Field or (ii) for producing a Product for use in the Field. MedImmune *** pursuant to the license granted under Section 2.1(a) or *** under the license granted under Section 2.1(a) ***.

2.9 During the Term, if IDC or MedImmune becomes aware of one or more Patent Rights of a Third Party that cover the Adjuvant or Adjuvant as part of the Product in the Field or the manufacture or use thereof, such Party shall promptly inform the other Party thereof. If IDC desires to obtain a license thereto, it shall promptly inform MedImmune as to such Patent Rights, and upon written request from MedImmune, IDC shall ***. Prior to entering into any such agreement under which IDC can sublicense to MedImmune, IDC shall provide MedImmune with a copy of such agreement or a description of the material terms. Within *** days after MedImmune receives such agreement, MedImmune shall notify IDC, in writing, as to whether MedImmune shall be sublicensed under such agreement. Upon such written notice from MedImmune that MedImmune is to be sublicensed under such agreement, such agreement when entered into by IDC shall automatically become a Technology Acquisition Agreement; provided that ***. Otherwise, such agreement shall not be a Technology Acquisition Agreement.

2.10 (a) Subject to Section 2.10(b), (c), and (d), MedImmune hereby grants to IDC *** to (i) ***, and (ii) *** from (i) above.

(b) The licenses granted under Section 2.10(a) with respect to Patent Rights that are in existence prior to termination or expiration of this Agreement shall be terminable only in the event that IDC fails to meet its indemnity obligations under this Agreement, which termination shall be in accordance with the termination provisions applicable to MedImmune under Section 9.3 of this Agreement.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c) Notwithstanding Section 2.10(a), IDC shall not have the right to grant a Third Party a sublicense under MedImmune Licensed Patent Rights unless *** to *** a *** of such Third Party that is ***, which license is *** and is *** under this Agreement without any *** other than those *** under *** of this Agreement and with respect to other Technology Acquisition Agreements also under *** of this Agreement. The license granted under Section 2.10(a) does not include a right to enforce or defend MedImmune Licensed Patent Rights. For the avoidance of doubt, no license is granted under this Section 2.10 with respect to any Patent Rights that cover inventions that are made after termination of this Agreement without violation of Section 6.1, or after expiration of this Agreement, ***. IDC shall provide written notice to MedImmune of each sublicense including the name of the sublicensee and the scope of the license that is granted under MedImmune Licensed Patent Rights.

(d) In the event that MedImmune and/or its Affiliate or Sublicensee owes a Third Party a royalty or any other payment with respect to MedImmune Licensed Patent Rights licensed to IDC as a result of activities of IDC or its Affiliates or activities of any person or entity that is granted a sublicense thereunder by IDC or its Affiliates, then IDC shall reimburse MedImmune for such royalty or other payment; provided, that MedImmune has disclosed such royalty or other payment obligations in advance in writing and IDC elects in writing to receive license rights under such MedImmune Licensed Patents Rights for which a royalty or other payment obligation is owing. If IDC elects not to receive license rights under such Patent Rights, then the applicable Patent Rights shall be deemed excluded from MedImmune Licensed Patent Rights and from the license granted pursuant to Section 2.10(a).

ARTICLE 3

MEDIMMUNE EFFORTS

3.1 (a) Subject to Section 3.4, MedImmune agrees to use Commercially Reasonable Efforts to, at its expense, develop and obtain Regulatory Approval to sell one Product in ***, and thereafter as set forth in Section 3.1(e) one Product in ***. The efforts of a collaborator and/or Sublicensee and/or Affiliate of MedImmune or any Third Party performing work for or on behalf of MedImmune shall be considered to be efforts of MedImmune for the purposes of this Article 3.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

MedImmune shall not be obligated to *** pursuant to this Section 3.1(a) until *** after the Effective Date; provided, however, that upon written notice from MedImmune to IDC prior to expiration of such *** that MedImmune elects to *** with respect to a Vaccine Product that includes an Adjuvant for use in the treatment and/or prevention of ***prior to *** with respect to Product, then MedImmune’s obligation to *** shall be *** to *** after the Effective Date.

(b) If, in any ***, MedImmune or its Affiliate(s) and/or a Sublicensee of MedImmune, and/or an entity performing work for or on behalf of or pursuant to a collaborative agreement with MedImmune alone or together, has performed *** of the following with respect to a Product, then MedImmune shall be deemed to have complied with MedImmune’s obligations under Section 3.1(a) with respect to Product in the United States:

***

For purposes of the foregoing, *** means ***, in each of the foregoing according to the approved ***, and *** means ***.

If, in a ***, MedImmune has not met *** with respect to a Product in the United States, the failure to meet such obligation shall not alone establish that MedImmune has not met MedImmune’s obligations under Section 3.1(a) with respect to a Product in the United States.

(c) Subject to Section 3.1(d), in the event that MedImmune has not performed *** during a *** with respect to a Product in the United States, and has failed to comply with the obligations of Section 3.1(a) in such *** with respect to a Product, IDC shall have the right *** to ***, provided that IDC provides to MedImmune written notice thereof within *** days after the end of the applicable ***, which notice shall describe the failure and the efforts needed to be taken by MedImmune to overcome the failure.

(d) If MedImmune receives a notice under Section 3.1(c), MedImmune and IDC shall meet to attempt to resolve the dispute. If the Parties do not resolve the dispute within *** after the date of IDC’s notice, either Party shall have the right to arbitration under Section 10.5(b) to determine if MedImmune complied with its obligations under Section 3.1(a) for the applicable period and, if not, what steps need to be taken by MedImmune to satisfy its

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

obligations. If a Party requests such arbitration, *** shall not *** unless in such arbitration there is a final determination that MedImmune has not met MedImmune’s obligation under Section 3.1(a) with respect to Product, in the applicable ***, and, in addition, in such *** none of *** has occurred with respect to Product and in addition, MedImmune subsequently fails to take the steps determined in the arbitration decision to satisfy its obligations under Section 3.1(a). For clarity, if an arbitrator determines that MedImmune has not satisfied its obligations under Section 3.1(a), then IDC shall not have the right to *** under Section 3.1(c) unless MedImmune fails to take steps determined in the arbitration decision to satisfy this obligation under Section 3.1(a).

(e) Subject to Section 3.4, MedImmune agrees to use Commercially Reasonable Efforts to, at its expense, develop one Product and obtain Regulatory Approval to sell one Product in *** and in ***, provided, however, that it is expressly understood that MedImmune will not be required to conduct registration trials intended for use for approval of a Product in *** until at least *** has transpired and in *** until at least *** has transpired, in each case, ***. In the event that MedImmune fails to exert Commercially Reasonable Efforts pursuant to this Section 3.1(e) with respect to a Product in at least *** or ***, as the case may be, then subject to Section 3.2(c), as ***, IDC shall have the right to *** as applicable with respect to the *** or ***, as the case may be or terminate the license, as applicable in the *** or ***, as the case may be, by written notice to MedImmune.

3.2 (a) MedImmune agrees to use Commercially Reasonable Efforts *** a Product in each country in which Regulatory Approval is obtained therefor.

(b) Subject to Section 3.2(c), in the event that MedImmune fails to comply with the obligations of Section 3.2(a) with respect to a Product in a particular country, IDC shall have the right as its *** for MedImmune’s failure to comply with such obligations to *** or ***, in each case with respect to such country by *** prior written notice to MedImmune.

(c) If MedImmune receives a notice under Section 3.1(e) or 3.2(b), MedImmune and IDC shall meet to attempt to resolve the dispute. If the Parties do not resolve the dispute within *** after the date of IDC’s notice, either Party shall have the right to arbitration under Section 10.5(b) to determine if MedImmune complied with its obligations under Section 3.1(e) or 3.2(a) and, if not, what steps need to be taken by MedImmune to satisfy

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

its obligations. If a Party requests such arbitration, this Agreement shall not *** pursuant to Section 3.1(e) or 3.2(b) unless (i) in such arbitration there is a final determination that MedImmune has not met its obligations under Section 3.1(e) or 3.2(a) and (ii) except as otherwise provided in Section 3.3, and in addition MedImmune subsequently fails to take the steps determined in the arbitration decision. For clarity, if an arbitrator determines that IDC has not satisfied its obligations under Section 3.1(e) or 3.2(a), then IDC shall not have the right to *** under Section 3.1(e) or 3.2(b) unless MedImmune fails to the take steps determined in the arbitration decision to satisfy this obligation under Section 3.1(e) or 3.2(a) as the case may be.

3.3 If IDC asserts a claim in arbitration that MedImmune has failed to comply with its obligations under Section 3.1 or 3.2 and the arbitrator rules in IDC’s favor, then in any subsequent arbitration to determine whether MedImmune has complied with its obligations under Section 3.1 or 3.2, the arbitrator shall determine only whether MedImmune has complied with such obligations, and this Agreement shall *** (at IDC’s election) if the arbitrator determines that MedImmune failed to comply with such obligations. Further, if any arbitrator at anytime determines that MedImmune failed to satisfy its obligations under Section 3.1 or 3.2, then MedImmune shall no longer be deemed to have complied with its obligations under Section 3.1(a) solely if *** occur.

3.4 By written notice to IDC, MedImmune shall have the right to ***. In such an event, the rights and obligations of Section 3.1(a) through Section 3.1(d) shall be with respect to *** and the rights and obligations of Section 3.1(b) shall be applicable to ***.

3.5 MedImmune shall have the sole right to determine all matters with respect to development, manufacture and commercialization of a Product in the Territory, subject to compliance with its obligations under this Agreement.

3.6 MedImmune shall provide IDC with a written report summarizing in reasonable detail the activities performed by MedImmune and its Affiliates and Sublicensees as to research and development of a Product, which report for the first *** shall be within *** days after the end of each ***, and thereafter within *** days after the end of each ***, including ***. In the event of a Change of Control of IDC, the report need not include ***. In addition, at the request of either Party, the Parties shall meet *** which meeting, at the option of either Party, may be by telephone to discuss the status of research and development, at a mutually agreeable time and

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

place. This Section 3.6 shall not limit MedImmune’s obligations under Section 2.1(c)(i). The obligations under this Section 3.6, shall terminate when MedImmune has introduced a Product in both *** and at least *** of the following countries: ***.

ARTICLE 4

PAYMENTS BY MEDIMMUNE AND IDC

4.1 MedImmune shall pay to IDC the amounts set forth in Appendix I.

4.2 (a) Subject to Sections 4.2(b), (c), (d), (f) and (g), MedImmune shall pay to IDC royalties on Net Sales of Products in the Territory in the amounts set forth below:

(i) Portion of Net Sales of Products in the Territory in a calendar year up to and including $***.	***	%
(ii) Portion of Net Sales of Products in the Territory in a calendar year above $*** up to and including $***.	***	%
(iii) Portion of Net Sales of Products in the Territory in a calendar year above $***.	***	%

For the purposes of clarity, the royalty owed to IDC based on Net Sales is the royalty calculated under this Section 4.2(a) as reduced under Sections 4.2(c), (d), and (f).

(b) Royalties on Product under Section 4.2(a) shall commence in a country of the Territory as of the date of First Commercial Sale of any Product in such country and shall terminate on a country-by-country basis on the tenth anniversary of the First Commercial Sale of the first Product in such country, after which time there is no further royalty obligations with respect to any Product in such country, except that the royalty shall continue after such tenth anniversary in such country with respect to Product sold in such country which sale of Product in such country infringes (except for the license granted under this Agreement) a Valid Claim of an IDC Patent Right in such country but only for as long as such infringement exists. The termination of royalty payments under this Section 4.2(b) in a country shall not terminate the licenses granted to MedImmune in such country, however, the exclusive license granted for such country shall become a non-exclusive license for such country *** after termination of royalty payments in such country.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c) If there are sales of Products in a country in which there are no Valid Claims of IDC Patent Rights licensed to MedImmune that are infringed in such country, then the royalty amount for Net Sales in that country(ies) shall be reduced by *** percent (***%), subject to Section 4.2(g). The reduction under this Section 4.2(c) shall be determined by first reducing the royalties calculated under Section 4.2(a) pursuant to Section 4.2(d).

(d) In the event that MedImmune or its Affiliates or Sublicensees owe and pay running royalties to a Third Party during a calendar quarter related to *** of *** Product in the Field in a country (a “Third Party Royalty”), then, *** percent (***%) of such Third Party Royalties owed and paid by MedImmune or its Affiliates or Sublicensees for sale of such Product in the Field for a calendar quarter shall be deducted against up to *** percent (***%) of any royalty payments calculated under Section 4.2(a) with respect to the sale of such Product in such country for the calendar quarter before taking into account the royalty reduction under Sections 4.2(c), subject to Section 4.2(g).

(e) IDC shall be solely responsible for making any and all payments that are due and payable under a Technology Acquisition Agreement in effect as of the Effective Date. IDC agrees to make all payments under a Technology Acquisition Agreement in effect as of the Effective Date when due including but not limited to milestone payments and royalties for sales of Product made by MedImmune and/or its Affiliates and/or their Sublicensees subject to MedImmune making payments as required herein. If, after the Effective Date, IDC or its Affiliates acquires or licenses intellectual property rights from a Third Party under a Technology Acquisition Agreement that are subject to a royalty or other payment obligation to the Third Party, then IDC shall promptly disclose to MedImmune the obligations owing to the Third Party (with a true and complete description of the payment obligations to the Third Party). Unless MedImmune elects in writing not to receive the license rights under the Technology Acquisition Agreement, it shall promptly reimburse IDC for any milestones, royalties or other amounts that become due and owing to the Third Party by reason of the exercise of the license by MedImmune or its Affiliates or Sublicensees with respect to the Third Party’s intellectual property rights. If MedImmune elects not to receive the license rights, then the Third Party’s intellectual property rights shall be deemed excluded from the license granted pursuant to Section 2.1(a) and the definitions of IDC Know-How and IDC Patent Rights, as the case may be. IDC covenants to use reasonable efforts to insure that such Technology Acquisition Agreements entered into after the date of this Agreement are ***.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(f) In the event that a Competing Product is sold in a country of the Territory that in such country does not infringe a Valid Claim of an IDC Patent Right in such country, then

(i) if in the *** in which sales of Competing Product is initiated in such country or in any *** thereafter the Net Sales of Product in such country is reduced by at least *** percent (***%) and less than *** percent (***%) of Net Sales of Product in the Base *** unless such reduction was a result of ***, then the royalties payable by MedImmune in such country for such Product after taking into account any applicable credits against royalties under Section 4.2(d) and after taking into account the Section 4.2(c) reductions shall be reduced by *** percent (***%) for that ***, subject to Section 4.2(g); and

(ii) if in the *** in which sales of Competing Product is initiated in such country or in any *** thereafter the Net Sales of Product in such country is reduced by at least *** percent (***%) of Net Sales of Product in the Base ***, unless such reduction was a result of factors unrelated to the Competing Product, then the royalties payable by MedImmune in such country for such Product after taking into account any *** under Section 4.2(d) and after taking into account the Section 4.2(c) reductions shall be reduced by *** percent (***%) for that calendar year, subject to Section 4.2(g).

(iii) The “Base ***” shall be for each country the *** that immediately precedes the *** in which Competing Product is first sold in such country. For the first *** in which a Competing Product is sold in a country, the determination of the reduction in Net Sales as compared to the Base *** shall be determined by multiplying the Net Sales for the Base *** and the Net Sales for the first *** in which the Competing Product is sold by a fraction having as the numerator the number of *** remaining in the applicable *** after the first sale of Competing Product and as a denominator ***.

In the event of a reduction under this Section 4.2(f) the reduction shall be applied on a Product-by-Product, country-by-country basis.

(iv) The reductions in this Section 4.2(f) shall be determined *** and if Net Sales return to prior levels of Net Sales in the Base ***, the reductions shall be eliminated or adjusted as the case may be. Further, the reductions shall cease to apply if the Competing Product is no longer sold in a country for which a reduction has been made.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(g) Notwithstanding the reductions set forth in Sections 4.2(c), (d) and (f), in no event shall the royalty amounts paid under this Agreement on a country-by-country, Product-by-Product basis be reduced by more than *** percent (***%) of the amount that would otherwise be due absent the application of the reductions in Sections 4.2(c), (d) and (f) and elsewhere in this Agreement.

(h) All payments required under this Article 4 shall be made in U.S. Dollars. For the purpose of computing the Net Sales of Products sold in a currency other than U.S. Dollars, such currency shall be converted from local currency to U.S. Dollars in accordance with the rates of exchange for the relevant month for converting such other currency into U.S. Dollars used by MedImmune’s internal accounting system.

(i) Only one royalty shall be due hereunder with respect to the same unit of Product and no further royalty or other payment is due to IDC for subsequent transfer or use of a unit of Product for which royalties have been paid under this Agreement. Except as provided in Section 4.2(j), such royalty shall be payable on first sale of Product.

(j) No royalties shall be due upon the sale or other transfer of Product among MedImmune or its Affiliates, but in such cases the royalty shall be due and calculated upon MedImmune’s or its Affiliates Net Sales to the first Third Party.

(k) In the event that MedImmune grants a sublicense to a Third Party under this Agreement with respect to Product prior to ***, and for such sublicense MedImmune receives payments in addition to royalty payments (“Sublicense Payments”), MedImmune shall pay to IDC *** percent of the difference between (i) such Sublicense Payments and (ii) the portion of such Sublicense Payments attributable to *** for Product.

(l) In the event that a Technology Acquisition Agreement in effect as of the Effective Date is terminated, or the scope of the license thereunder is reduced and MedImmune was not responsible for making payments thereunder pursuant to Section 4.2(e), and MedImmune obtains a license under one or more Patent Rights and/or Know-How that was previously sublicensed to MedImmune thereunder, MedImmune shall have the right to deduct such payments from any payments owed by MedImmune to IDC after deducting any and all amounts that are deductable or creditable under this Agreement.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.3 During the Term, following the First Commercial Sale of a Product in a country of the Territory, MedImmune shall furnish to IDC a quarterly written report for each calendar quarter showing the Net Sales and calculation thereof for each Product in each country during the reporting period, applicable royalty deductions for each Product in each country and the royalties payable under this Agreement for each Product in each country. Reports shall be due on the *** day following the close of each calendar quarter. Royalties shown to have accrued by each royalty report shall be due and payable on the date such royalty report is due. MedImmune shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined provided however, such obligation shall terminate with respect to each calendar quarter *** after the end of such calendar quarter.

4.4 (a) Upon the written request of IDC and not more than *** in each calendar year, and upon at least *** days prior written notice, MedImmune shall permit an independent certified public accounting firm of nationally recognized standing selected by IDC and reasonably acceptable to MedImmune, at IDC’s expense, to have access during normal business hours to such of the records of MedImmune as may be reasonably necessary to verify the accuracy of the royalty reports and payments hereunder for any or all of the *** preceding the calendar quarter in which the request is made. The accounting firm shall disclose to IDC and MedImmune only whether the royalty reports, are correct or incorrect and the amount of any discrepancy. No other information shall be provided to IDC. IDC shall provide MedImmune with a copy of such report within *** after receipt thereof. To the extent that a Technology Acquisition Agreement requires MedImmune as a sublicensee thereunder to permit the licensor of IDC to have access to the books and records of MedImmune or its Affiliate, MedImmune shall make such books and records accessible for inspection by such licensor.

(b) If such accounting firm identifies a discrepancy made during such period, the appropriate Party shall pay the other Party the amount of the discrepancy within *** of the date IDC delivers to MedImmune such accounting firm’s written report so concluding, or as otherwise agreed upon by the Parties or within its discretion, MedImmune may offset any such overpayment against payments due under this Agreement. The payment of the amount of the discrepancy will bear interest at an annual rate of interest equal to the ***, calculated on the

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

number of days such payment is delinquent. The fees charged by such accounting firm shall be paid by IDC unless the underpayment exceeded *** percent (***%) of the amount owed by MedImmune to IDC for the period audited, in which case, MedImmune shall pay to IDC the reasonable fees and costs charged by such accounting firm.

(c) MedImmune shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the Sublicensee to make reports to MedImmune, to keep and maintain records of Net Sales made pursuant to such sublicense and to grant access to such records by IDC’s independent accountant to the same extent required of MedImmune under this Agreement.

(d) Upon the expiration of *** following the end of any ***, the *** payable with respect to such *** and all prior *** shall be ***, and *** shall be *** with respect to *** for such ***.

4.5 IDC shall treat all financial information subject to review under this Article 4 in accordance with the confidentiality and non-use provisions of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with MedImmune or its Sublicensees obligating it to retain all such information in confidence pursuant to such confidentiality agreement.

4.6 IDC alone shall be responsible for paying any and all taxes (other than withholding taxes required to be paid by MedImmune) levied on account of, or measured in whole or in part by reference to, any payments made by MedImmune to IDC under this Agreement. If provision is made in law or regulation of any country of the Territory for withholding of taxes of any type, levies or other charges with respect to any amounts payable hereunder to IDC, MedImmune (“Withholding Party”) shall promptly pay such tax, levy or charge for and on behalf of IDC to the proper governmental authority, and shall promptly furnish IDC with a receipt for such payment. The Withholding Party shall have the right to deduct any such tax, levy or charge actually paid from payment due IDC or be promptly reimbursed by IDC if no further payments are due the Withholding Party. The Withholding Party agrees to assist IDC in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted. The Withholding Party shall apply the reduced rate of withholding,

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or dispense with withholding, as the case may be, provided that the Withholding Party has received evidence, in a form satisfactory to the Withholding Party, of IDC’s delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) at least *** prior to the time that the payment is due.

ARTICLE 5

INTELLECTUAL PROPERTY RIGHTS

5.1 (a) Promptly after the Effective Date and thereafter, IDC shall provide or cause to be provided to MedImmune or its counsel a copy of the patent office files with respect to filing and prosecution of the IDC Patent Rights licensed to MedImmune under this Agreement. At the cost and expense of IDC, with counsel selected by IDC (if such counsel is outside counsel, such outside counsel shall be acceptable to MedImmune), IDC shall be responsible for filing, prosecuting and maintaining the IDC Patent Rights licensed to MedImmune that are owned by IDC and to the extent permitted under a Technology Acquisition Agreement, IDC Patent Rights licensed to IDC and shall be responsible for determining the strategy with respect thereto. IDC shall provide to MedImmune copies of all material office actions and other material documents filed with or received from the U.S. Patent and Trademark Office and other patent offices by IDC after the Effective Date that relate to the filing, prosecution, and maintenance of the IDC Patent Rights relating to the Product in the Field, in sufficient time prior to the filing of such application, response or request to allow for review and comment by MedImmune. IDC shall reasonably consider such comments timely received from MedImmune (e.g., within *** after receipt of the document from IDC) as to such IDC Patent Rights relating to the Product in the Field (recognizing that IDC shall also be entitled to take into account its and its other licensees’ views). IDC shall not finally abandon or allow to finally lapse any claim of such IDC Patent Rights without the prior written consent of MedImmune. In the event that IDC declines to prepare, file, prosecute or maintain any such IDC Patent Rights in any country, IDC shall give MedImmune reasonable advance notice to this effect and thereafter MedImmune shall have the right to cause IDC to prepare, file, prosecute or maintain such IDC Patents in such country in the name of IDC and at the expense of MedImmune, which amounts shall be paid *** and *** with respect to such IDC Patent Rights in such country; provided, that *** shall not cause the *** in *** to be ***.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) MedImmune shall have the right to prepare, file, prosecute and maintain Joint Patents in the name of MedImmune and IDC and at the expense of MedImmune. In the event that MedImmune declines to prepare, file, prosecute and maintain any Joint Patent, MedImmune shall give IDC reasonable advance notice to this effect and thereafter IDC shall have the right to prepare, file, prosecute and maintain such Joint Patent in the name of MedImmune and IDC and at the expense of IDC. The prosecuting Party shall consult and co-operate with the other Party in connection with the preparation, filing, prosecution and maintenance of the Joint Patents, with the objective of achieving valid and enforceable claims. Each party shall have an opportunity to review and comment on any papers to be filed in any patent office with respect to Joint Patents prior to their submission. The Parties shall jointly decide on the content of all submissions.

(c) MedImmune shall have the exclusive right and option to file and prosecute any and all Patent Rights solely owned by MedImmune, at MedImmune’s expense and with counsel selected by MedImmune.

5.2 (a) Each Party shall give the other Party notice of either (1) any actual or suspected infringement of IDC Patent Rights in the Territory, or (2) any actual or suspected misappropriation or misuse of IDC Know-How that comes to the Party’s attention. The notice requirements of this Section 5.2(a) shall be limited to those circumstances where the actual or suspected infringement, misappropriation or misuse is *** of Product in the Field.

(b) With respect to the alleged infringement by a Third Party of IDC Patent Rights or misappropriation or misuse of IDC Know-How by *** in the Territory (a “Product Infringement”), as between IDC and MedImmune, IDC will have the first right (but not the obligation) to bring any infringement action or proceeding against such Product Infringement, at the cost and expense of IDC, by counsel of its own choice. MedImmune will have the right, at its own cost and expense, to be represented in any such action by counsel of its own choice, ***. If IDC decides not to bring or fails to bring such an action or take other substantial action to abate the Product Infringement within *** of written notice of a Product Infringement from either Party in accordance with Section 5.2(a), then MedImmune will have the right (but not the

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

obligation) to bring such action at the cost and expense of MedImmune with counsel selected by MedImmune, subject to the Technology Acquisition Agreements. IDC at its cost and expense, will have the right to be represented by counsel in any such action brought by MedImmune.

(c) For any action by IDC pursuant to Section 5.2(b) to terminate any Product Infringement of IDC Patent Rights, in the event that IDC is unable to initiate or prosecute such action solely in its own name, MedImmune will join such action voluntarily and will execute and cause its Affiliates and Sublicensees to execute all documents necessary for IDC to initiate litigation to prosecute and maintain such action. For any action pursuant to Section 5.2(b) to terminate any Product Infringement of IDC Patent Rights that MedImmune is entitled to bring, in the event that MedImmune is unable to initiate or prosecute such action solely in its own name, IDC will join such action voluntarily and will execute and cause its Affiliates, and, to the extent that IDC has the right to require a licensor to do so, its licensors to execute all documents necessary for MedImmune to initiate litigation to prosecute and maintain such action. In connection with any action, MedImmune and IDC will cooperate fully and will provide each other with any information or assistance that the other may reasonably request, at the expense of the enforcing Party. Subject to any protective order, the enforcing Party will provide copies of all material court filings and give due respect to the views of the non-enforcing Party. The Party bringing the action will have the right to control such action, including the settlement thereof, provided, however, that neither party shall settle or compromise any claim or proceeding that adversely affects the scope, validity or enforceability of any IDC Patent Right owned by IDC and licensed to MedImmune unless agreed to in writing by both Parties, which consent shall not be unreasonably withheld. Any damages or other monetary awards recovered pursuant to any suit, proceeding or other legal action taken under this Section 5.2 will be allocated first to the costs and expenses of the Party prosecuting the suit, and second to the costs and expenses (if any) of the other Party that were authorized by the Party prosecuting the suit and not otherwise reimbursed, with any remaining amounts (if any) to be allocated to the Party prosecuting suit and *** under this Agreement.

(d) IDC shall inform MedImmune of any certification regarding any IDC Patent Rights in the United States it has received pursuant to either *** or its successor provisions or any similar provisions in the Territory and shall provide MedImmune with a copy

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of such certification within *** of receipt. IDC’s and MedImmune’s rights with respect to the initiation and prosecution of any legal action as a result of such certification or any recovery obtained as a result of such legal action shall be as defined in Section 5.2(b), and (c).

(e) In the event that a Third Party files a declaratory judgment action or any other type of action or proceeding with respect to any IDC Patent Rights against either Party or both Parties in the Territory, such Party shall provide written notice thereof to the other Party within *** thereafter. IDC shall have the first right within its sole discretion, but not the obligation, to control the defense thereof with attorneys selected by IDC, at the cost and expense of IDC. IDC shall promptly notify MedImmune as to whether IDC shall defend such action and if MedImmune does not receive such notice, MedImmune shall have the right but not the obligation to defend such action. The defending Party shall not settle or compromise such an action or proceeding in a manner that materially adversely affects the scope, validity or enforceability of any IDC Patent Rights in the Territory without the written consent of the other Party, which consent shall not be withheld unreasonably. If a defending Party is unable to defend such action solely in its own name, the other Party shall join such action voluntarily and shall execute and cause its Affiliates and sublicensees to execute all documents necessary for the defending Party to defend such action. The defending Party shall keep the other Party reasonably informed of the course of such action.

5.3 The Parties shall discuss with each other obtaining patent term extension, such as extension under 35 U.S.C. § 156, patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory with respect to IDC Patent Rights owned by IDC and to the extent IDC has the right to do so, also IDC Patent Rights licensed under a Technology Acquisition Agreement in each case that contain a claim that would be infringed by manufacture, use or sale of a Product in the Field. However, ***.

5.4 IDC shall own all right, title and interest in and to Inventions and Know-How made solely by employees of IDC and the intellectual property rights therein.

5.5 MedImmune shall solely own all right, title and interest in and to Inventions and Know-How made solely by employees or contractors of MedImmune or its Affiliates and the intellectual property rights therein.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.6 Except to the extent precluded by any Technology Acquisition Agreement, IDC and MedImmune shall jointly own Inventions and Know-How made jointly by one or more employees or contractors of IDC or its Affiliates and one or more employees or contractors of MedImmune or its Affiliates in connection with this Agreement and the intellectual property rights therein (“Joint Inventions”). Joint Inventions shall be licensed to MedImmune under Section 2.1 of this Agreement to the extent useful to research, develop, use, manufacture, sell, offer for sale, or import Adjuvant in the Field and/or a combination of Adjuvant and Vaccine Product for use in the Field. Except as exclusively licensed herein, each Party shall have the right to license or grant rights to Joint Inventions and the intellectual property rights therein for research, commercial and other purposes without the consent of the other Party or a duty to account to the other Party.

5.7 For the purposes of Sections 5.4, 5.5 and 5.6 the making of any Invention shall be determined in accordance with U.S. patent laws.

ARTICLE 6

CONFIDENTIALITY

6.1 (a) All information including Know-How disclosed by one Party to the other Party hereunder shall be considered confidential information of the disclosing Party (“Confidential Information”). Subject to Sections 6.1(b) and (d), each Party shall maintain in confidence the other Party’s Confidential Information and shall not disclose to any Third Party or use the other Party’s Confidential Information until the later of *** from disclosure of such Confidential Information or the termination of this Agreement, except to the extent that such Confidential Information:

(i) is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records;

(ii) is or becomes part of the public domain through no fault of the receiving Party;

(iii) is subsequently disclosed to the receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the disclosing Party; or

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(iv) is developed by the receiving Party independently of information received from the disclosing Party, as documented by the receiving Party’s business records.

(b) Notwithstanding the obligations in Section 6.1(a), MedImmune has the right to use and permit a Third Party to use the Confidential Information of IDC that is licensed to MedImmune pursuant to the license and rights granted to MedImmune under this Agreement, and IDC has the right to use Confidential Information of MedImmune to fulfill IDC’s obligations and duties under this Agreement and to enforce its rights under this Agreement. In addition, MedImmune may disclose the Confidential Information of IDC, if such disclosure:

is made to governmental or other regulatory agencies in order to obtain patents or to gain or maintain approval to conduct clinical trials of Product in the Field or to market Product in the Field in the Territory, but such disclosure may be only to the extent reasonably necessary to obtain such patents or authorizations; or is disclosed by MedImmune to Sublicensees, Affiliates, agents, consultants, or other Third Parties for the research, development, manufacturing or commercialization of Product in the Field and/or Adjuvant for use as part of a Product in the Field or in connection with a permitted assignment of this Agreement, or a licensing transaction related to Product in the Field, or loan, financing or investment or acquisition, merger, consolidation or similar transaction (or for such entities to determine their interest in performing such activities), in each case on the condition that any Third Parties to whom such disclosures are made in advance agree to be bound by confidentiality and non-use obligations substantially similar to those contained in Article 6 of this Agreement; provided that the term of confidentiality and non-use applicable to such Third Parties shall be no less than *** from the date of disclosure to them. IDC may disclose information received from MedImmune under this Agreement that is Confidential Information of MedImmune in connection with an assignment of this Agreement and/or loan, financing, merger, investment, acquisition, consolidation or similar transaction provided that such disclosure is under confidentiality provisions substantially similar to those of IDC under Article 6 of this Agreement and that such information will only be used for the purposes of such transaction; and further provided however that in no event shall IDC disclose MedImmune Confidential Information other than financial information to a person or entity that is either a biotechnology company or pharmaceutical company or an Affiliate of any of the foregoing.

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(c) Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving Party unless the combination itself is published or available to the general public or in the rightful possession of the receiving party.

(d) If a Party is required by law or regulation (including, without limitation, regulations of the Securities and Exchange Commission and the U.S. Food and Drug Administration) or judicial or administrative process to disclose Confidential Information that is subject to the non-disclosure provisions of this Section 6.1, to the extent that such Party is not prohibited by applicable law from doing so, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed by law or regulation or judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this Section 6.1, and the Party disclosing Confidential Information pursuant to law or court order shall, except where impracticable, take all steps reasonably necessary, including without limitation obtaining an order of confidentiality, to ensure the continued confidential treatment of such Confidential Information.

6.2 (a) At least *** prior to the submission to any outside person for publication of a manuscript or prior to any oral public disclosure describing scientific data with respect to Adjuvant or Product in the Field, MedImmune or IDC, as the case may be, shall disclose to the other Party, as the case may be, the disclosure or manuscript to be made or submitted, and shall allow at least *** to allow the other Party to determine whether such disclosure or manuscript contains Confidential Information that should not be disclosed and/or permit MedImmune or IDC to determine whether such disclosure or manuscript contains subject matter for which patent protection should be sought prior to publication or disclosure or which MedImmune or IDC believes should be modified to avoid regulatory or commercial difficulties.

(b) After the expiration of *** from the date of mailing such disclosure or manuscript to a Party, unless MedImmune or IDC, as the case may be, has received from the other the written notice specified below, the authoring Party shall be free to submit such manuscript for publication or to publish the disclosed research results in any manner consistent with academic standards.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c) Prior to the expiration of the *** period specified in this Section 6.2, a Party may notify the submitting Party of its determination that such oral presentation or manuscript contains Confidential Information of such Party or may notify the other Party that it contains material for which patent protection should be sought and/or material that will cause regulatory or commercial difficulties. The notified Party shall withhold its proposed public disclosure and confer with the designated contact of the other Party to determine the best course of action to take in order to modify the disclosure or to obtain patent protection. After resolution of the regulatory or commercial issues, or the filing of a patent application or due consideration as to whether a patent application can reasonably be filed and the outcome of such consideration is mutual agreement that a patent application should not be filed, then the submitting Party shall be free to submit the manuscript and/or make its public oral disclosure. Notwithstanding anything to the contrary in this Section 6.2, if the publication contains information that a Party reasonably determines is Confidential Information of such Party subject to the confidentiality obligations of this Article 6, then upon written notice to the other Party such information shall be deleted from any publication.

6.3 (a) Neither Party shall disclose the terms of this Agreement except either Party shall be permitted to disclose the terms of this Agreement to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with applicable laws, rules or regulations, including without limitation the rules and regulations promulgated by the United States Securities and Exchange Commission (“SEC”) or any other governmental agency. Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 6.3(a), the Parties will consult with one another on the terms of this Agreement for which confidential treatment will be sought in making any such disclosure. If a Party wishes to disclose this Agreement or any of the terms hereof in accordance with this Section 6.3(a), such Party agrees, at its own expense, to seek confidential treatment of the portions of this Agreement or such terms as may be reasonably requested by the other Party, provided that the disclosing Party shall always be entitled to comply with legal requirements, including without limitation the requirements of the SEC or any other governmental agency.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b) Either Party may also disclose the terms of this Agreement in confidence to its Affiliates, attorneys, consultants and advisors, and to potential acquirors (and their respective professional advisors), in connection with a potential change of control, merger or acquisition and to existing and potential investors or lenders (and their respective professional advisors) of such Party, as a part of their due diligence investigations, or to potential licensees or to permitted assignees in each case under an agreement to keep the terms of this Agreement confidential under terms of confidentiality and non-use substantially similar to the terms contained in Article 6 of this Agreement and to use such confidential information solely for the purpose permitted pursuant to this Section 6.3(b).

(c) Upon execution of this Agreement by the Parties, IDC shall have the right to issue the press release attached hereto as Exhibit D. No other press release relating to this Agreement or activities thereunder shall be issued by IDC or MedImmune without the prior written approval of the other Party, and the text of any proposed press release shall be provided to the other Party at least *** business days prior to the proposed release date. No approval of the other Party shall be required if a press release solely discloses information that has been described in a previously approved press release.

ARTICLE 7

REPRESENTATIONS AND WARRANTIES AND COVENANTS

7.1 Each Party represents and warrants to the other that it has the corporate power to enter into this Agreement, and to fully perform its obligations hereunder, and that it has not made nor will it make any commitments to others in conflict with or in derogation of such rights or this Agreement.

7.2 As of the Effective Date, IDC represents and warrants to MedImmune that:

(a) it has the right to grant the rights and licenses granted to MedImmune under this Agreement, and pursuant to this Agreement MedImmune has been granted such rights and licenses;

(b) it has not received written notice from a Third Party, nor has any Knowledge, that any Third Party intends to assert against it any claim that the practice of IDC Patent Rights or use of IDC Know-How or the manufacture, use, sale, offer to sell or exploitation of Adjuvant alone or as part of a Product infringes the intellectual property rights of a Third Party or misappropriates a trade secret of a Third Party.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c) IDC has not previously assigned, transferred, licensed, conveyed or otherwise encumbered its right, title and interest with respect to the IDC Patent Rights, or IDC Know-How or Technology Acquisition Agreements in the Field in the Territory;

(d) it has no Knowledge of any legal claims, judgments or settlements against or owed by IDC or pending or threatened legal claims or litigation, in each case relating to Adjuvant, IDC Patent Rights, IDC Know-How or Technology Acquisition Agreements;

(e) all necessary consents, approvals and authorizations of all government authorities and other entities or persons required to be obtained by IDC as of the Effective Date in connection with the execution, delivery and performance of this Agreement and the granting of the rights and licenses granted under this Agreement have been obtained;

(f) the Patent Rights listed in Exhibit A as being owned by IDC constitute all IDC Patent Rights owned solely by IDC or jointly by IDC with a Third Party within the definition of IDC Patent Rights that are licensed to MedImmune under this Agreement and, except as indicated in Exhibit A, IDC owns all right, title and interest in and to the Patent Rights listed in Exhibit A as being owned by IDC;

(g) all Technology Acquisition Agreements as of the Effective Date are listed in Exhibit B and it has provided MedImmune with complete and accurate copies of such Technology Acquisition Agreements and all such Technology Acquisition Agreements are in full force and effect and the rights and licenses granted under the Technology Acquisition Agreements to IDC have not been diminished or limited and IDC has the right to sublicense to MedImmune the rights licensed thereunder and it has no Knowledge that it or any other party thereto is in breach of any Technology Acquisition Agreements;

(h) IDC has provided MedImmune with all material information in its possession with respect to the safety and toxicity of Adjuvant in all fields and efficacy of Adjuvant in the Field and, to its Knowledge, such information is accurate in all material respects;

(i) to its Knowledge, IDC has not used in any capacity the services of any person or entity debarred under Section 306 of the Federal Food, Drug and Cosmetic Act in connection with the research, development or manufacture of Adjuvant;

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(j) to its Knowledge the IDC Know-How was not developed or created by use of proprietary or confidential information of a Third Party that has not been licensed to MedImmune under this Agreement; it has no Knowledge that any of the existing issued patents in the IDC Patent Rights are invalid or unenforceable or that any person or entity has or intends to assert a claim that IDC Patent Rights are invalid or unenforceable;

(k) to its Knowledge, its rights in the IDC Patent Rights and IDC Know-How are not now subject to any lien, pledge or security interest of any kind other than under Technology Acquisition Agreement;

(l) to its Knowledge, IDC has disclosed all material references to the appropriate patent offices, particularly the United States Patent Office, in all of the existing patents and patent applications that comprise the IDC Patent Rights;

(m) to its Knowledge, the IDC Patent Rights have been filed and prosecuted in accordance with all applicable laws, rules, and regulations;

(n) to its Knowledge, no patent applications have been filed and IDC has not consented to the filing of any patent application under the *** dated as of ***, as amended and that is identified in Section 2.1(b);

(o) to its Knowledge, the use of the technology disclosed in the IDC Patent Rights and the IDC Know-How licensed to MedImmune under this Agreement does not misappropriate a trade secret of a Third Party; and

(p) to its Knowledge, the Adjuvant as provided to MedImmune or as used by IDC, may be used, manufactured and sold without infringing the Patent Rights of a Third Party; provided, however, that the representation and warranty of this Section 7.2 (p) does not ***.

7.3 (a) As of the Effective Date, MedImmune represents, and warrants to IDC that:

(i) it is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and has the right, power and authority to enter into this Agreement and to make the promises set forth in this Agreement;

(ii) it has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(iii) it has duly executed and delivered the Agreement, and assuming due delivery and execution by IDC this Agreement constitutes a legal, valid and binding obligation of MedImmune;

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(iv) the execution, delivery and performance of this Agreement do not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor to its Knowledge, violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it; and

(v) it has not provided any IDC Know-How to an Affiliate of MedImmune that is not a direct or indirect subsidiary of MedImmune and MedImmune has no Knowledge that an Affiliate of MedImmune has filed any Patent Rights with respect to Adjuvant or the use thereof in a Vaccine Product.

(b) As of the Effective Date, IDC represents and warrants to MedImmune that:

(i) it is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate right, power and authority to enter into this Agreement and to make the promises set forth in this Agreement;

(ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(iii) it has duly executed and delivered this Agreement and, assuming due delivery and execution by MedImmune, this Agreement constitutes a legal, valid and binding obligation of IDC; and

(iv) the execution, delivery and performance of this Agreement do not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor to its Knowledge, violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

7.4 EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER IDC NOR MEDIMMUNE MAKES ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE QUALITY OF ANY KNOW-HOW OR PATENT RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A

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PARTICULAR PURPOSE AND ANY WARRANTY OR REPRESENTATION REGARDING CLINICAL EFFECTIVENESS OF ADJUVANT AND/OR PRODUCT OR THAT ANY PATENT IS VALID OR THAT ANY PATENT APPLICATION WILL BE GRANTED, THAT ADJUVANT AND/OR PRODUCT OR MANUFACTURE, SALE OR USE THEREOF DOES NOT INFRINGE PATENTS OWNED BY A THIRD PARTY OR THAT A PRODUCT CAN BE SUCCESSFULLY DEVELOPED OR COMMERCIALIZED.

7.5 Except with respect to an obligation of either Party to indemnify the other hereunder, neither Party shall be liable to the other for consequential, incidental, indirect or punitive damages arising from the performance or nonperformance of such Party under this Agreement whether such claim is based on contract, tort (including negligence) or otherwise, even if an authorized representative of such Party is advised of the possibility or likelihood of same.

7.6 (a) IDC hereby covenants and agrees that: (i) it will not terminate any Technology Acquisition Agreement and that it will not amend or modify or consent to any amendment or modification of any Technology Acquisition Agreement that will have an adverse effect on the licenses granted to MedImmune hereunder; (ii) it will not assign any Technology Acquisition Agreement without the written consent of MedImmune (which consent will not be unreasonably withheld or delayed), except that such consent will not be required in case of assignment in connection with a merger, acquisition or sale provided that (1) such assignment is subject to this Agreement, (2) such assignment does not have an adverse effect on MedImmune’s rights thereunder, and (3) MedImmune is promptly provided with written notice of such assignment; and (4) IDC will promptly advise MedImmune of any notice of any breach under any Technology Acquisition Agreement or an intent to terminate any Technology Acquisition Agreement that is received from a Third Party and shall use reasonable efforts to cure such breach or to prevent the termination thereof, and to the extent permitted under a Technology Acquisition Agreement, MedImmune will have the right but not the obligation to cure any such breach by IDC, if IDC does not cure such breach.

(b) IDC and MedImmune agree that each will not use in any capacity the services of any person or entity debarred under Section 306 of the Federal Food Drug and Cosmetic Act in connection with the research, development or manufacture of Adjuvant.

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7.7 In the event that IDC receives notice from a Third Party that the use of IDC Know-How and/or IDC Patent Rights may infringe the rights of a Third Party and/or that IDC Patent Rights are invalid or not enforceable and/or IDC has Knowledge that a Third Party intends to assert such a claim, IDC shall provide MedImmune with prompt written notice thereof. In the event that MedImmune receives notice from a Third Party that the use of IDC Know-How and/or IDC Patent Rights may infringe the rights of a Third Party and/or that IDC Patent Rights are invalid or not enforceable and/or MedImmune has Knowledge that a Third Party intends to assert such a claim, MedImmune shall provide IDC with prompt written notice thereof.

7.8 With respect to the research, development, testing, use, manufacture, sale, offer to sell, import, and other disposition of Product in all material respects MedImmune agrees to comply with laws, regulations, rules, and guidelines applicable thereto.

ARTICLE 8

INDEMNITY

8.1 MedImmune agrees to indemnify and hold harmless IDC, its Affiliates and its licensors under Technology Acquisition Agreements, and their directors, officers, employees and agents (individually and collectively, the “IDC Indemnitee(s)”) from and against all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs to the extent that MedImmune does not assume defense under Section 8.4) (collectively, “Losses”) resulting directly from any claims, demands, actions or other proceedings by any Third Party to the extent arising from (a) the research, development, testing, manufacture, use, commercialization, marketing, sale or other disposition of the Adjuvant and/or Products in the Territory by MedImmune, or any of its Affiliates or Sublicensees, in each case, in exercising the license or sublicense rights under Section 2.1 or 2.2, whether based on breach of warranty, negligence, product liability or otherwise, or (b) the use in the Territory by any purchasers of Products manufactured or sold by MedImmune or any of its Affiliates or Sublicensees in the Territory, or (c) any breach of the warranties made by MedImmune in this Agreement, or (d) the gross negligence or intentional misconduct or unlawful act of MedImmune or its Affiliates.

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8.2 IDC agrees to indemnify and hold harmless MedImmune, and its Affiliates, and Persons including Sublicensees who have directly or indirectly granted a license to IDC under MedImmune Licensed Patent Rights pursuant to this Agreement and as to the foregoing their directors, officers, employees and agents (individually and collectively, the “MedImmune Indemnitee(s)”) from and against all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs to the extent that IDC does not assume defense under Section 8.4) (collectively, “Losses”) resulting directly from any claims, demands, actions or other proceedings by any Third Party to the extent arising from (a) any breach of the warranties made by IDC in this Agreement or (b) the gross negligence or intentional misconduct or unlawful act of IDC or (c) the gross negligence or intentional misconduct of IDC or its Affiliates in the work performed by IDC or any of its Affiliates with respect to Adjuvant before or after the Effective Date or (d) the research, development, testing, manufacture, use, commercialization, marketing, sale, or other disposition of Adjuvant and/or IDC Vaccine Product by IDC or its Affiliates or any of their sublicensees (other than MedImmune), in each case, in exercising the license rights under Section 2.10.

8.3 Either of the MedImmune Indemnitee or the IDC Indemnitee shall be an “Indemnitee” for the purpose of this Article 8, and the Party that is obligated to indemnify the Indemnitee under Section 8.1 or Section 8.2 shall be the “Indemnifying Party.”

8.4 If any such claims or actions are made, the Indemnitee shall be defended at the Indemnifying Party’s sole expense by counsel selected by Indemnifying Party and reasonably acceptable to the Indemnitee, provided that the Indemnitee may, at its own expense, also be represented by counsel of its own choosing. The Indemnifying Party shall have the sole right to control the defense or settlement of any such claim or action.

8.5 The Indemnifying Party’s indemnification under Section 8.1 or Section 8.2 shall not apply to any Losses determined by final judgment to be attributable to the gross negligence or intentional misconduct or unlawful act of any Indemnitee.

8.6 The Indemnifying Party may settle any such claim, demand, action or other proceeding or otherwise consent to an adverse judgment (a) with prior written notice to the Indemnitee but without the consent of the Indemnitee where the only liability to the Indemnitee is the payment of money and the Indemnifying Party makes such payment, or (b) where there is liability to the Indemnitee in addition to money damages, only with the prior written consent of the Indemnitee, such consent not to be unreasonably withheld or delayed.

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8.7 The Indemnitee shall notify the Indemnifying Party promptly in writing of any claim, demand, action or other proceeding under Section 8.1 or Section 8.2 and shall reasonably cooperate with all reasonable requests of the Indemnifying Party with respect thereto.

8.8 The Indemnitee may not settle any such claim, demand, action or other proceeding or otherwise consent to an adverse judgment in any such action or other proceeding or make any admission as to liability or fault without the express written permission of the Indemnifying Party.

8.9 MedImmune shall maintain appropriate product liability insurance (which may be self-insurance) with respect to the development, manufacture, sale and distribution of Products in the Field (including for clinical studies) in such amount as MedImmune customarily maintains with respect to its other products. MedImmune shall maintain such insurance for so long as it continues to manufacture or sell Products, and thereafter for ***. MedImmune shall include such a provision in any agreement that grants a sublicense to a Sublicensee.

8.10 IDC shall maintain appropriate product liability insurance (which may be self-insurance) with respect to the development, manufacture, sale and distribution of licensed IDC Vaccine Products (including for clinical studies) that are covered by MedImmune Licensed Patent Rights in such amount as IDC customarily maintains with respect to its other products. IDC shall maintain such insurance for so long as it continues to manufacture or sell any licensed IDC Vaccine Products that are covered by MedImmune Licensed Patent Rights, and thereafter for ***. IDC shall include such a provision in any agreement that grants a sublicense to any MedImmune Licensed Patent Rights.

ARTICLE 9

TERM AND TERMINATION

9.1 The term of this Agreement shall be effective as of the Effective Date and unless terminated earlier pursuant to Article 3 or Section 9.2, 9.3, 9.4 or 9.5, this Agreement shall continue in effect until the earlier of (i) *** after the Effective Date or (ii) expiration of all

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royalty payment obligations hereunder (the “Term”). Upon expiration (but not termination of this Agreement), the licenses granted to MedImmune under Section 2.1(a) of this Agreement shall become a fully paid-up, perpetual license; provided, however, the exclusive license shall become a non-exclusive license *** after such expiration.

9.2 Notwithstanding anything contained herein to the contrary, MedImmune shall have the right to terminate this Agreement in its sole discretion in its entirety or its license under one or more Technology Acquisition Agreements by giving *** days prior written notice to IDC.

9.3 (a) In addition to the termination provision of Section 9.2, this Agreement may be terminated at any time during the Term by a Party only if the other Party is in breach of its payment obligations under this Agreement or is in breach of its indemnity obligations under Article 8. A written notice of such breach shall be sent by a Party to the breaching Party and the written notice shall specify the breach, which in case of a payment breach shall specify the amount that has not been paid, and if such written notice has been given and the applicable Party has not cured the payment breach specified in the written notice by making such payment within *** days of the written notice or has not cured the breach of its indemnity obligations specified in the written notice within *** days of the written notice, then by prompt further written notice to the breaching party after the expiration of such *** days without cure, the non breaching party may terminate this Agreement.

(b) In the event that MedImmune disputes in good faith its payment obligations as set forth in the written notice pursuant to Section 9.3(a), MedImmune shall provide IDC a written summary of its position (including a statement that MedImmune is not in breach) within *** days after receipt of IDC’s notice, and MedImmune shall have the right to submit such dispute to arbitration under Section 10.5 of this Agreement, and if such arbitration is requested prior to expiration of the *** day cure period of Section 9.3(a), this Agreement shall not be terminated until there is a final determination in the arbitration that there is an amount owed by MedImmune to IDC that has not been paid and such determined amount is not paid by MedImmune within *** days after such determination.

(c) In the event that IDC institutes a legal action against MedImmune that MedImmune has breached its confidentiality obligations under Article 6 by using confidential IDC Know-How provided to MedImmune pursuant to this Agreement or the Confidentiality

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Agreement or the IDRI Confidentiality Agreement in a manner other than as licensed under this Agreement and/or permitted by another agreement between IDC and MedImmune, and in such legal action there is a final unappealed or unappealable judgment that MedImmune has materially breached such obligations by such use, then IDC may terminate this Agreement within *** days thereafter by written notice to MedImmune. This Section 9.3(c) shall no longer be applicable in the event of a Change of Control of IDC except for a notice of termination of this Agreement pursuant to this Section 9.3(c) that was provided prior to such Change of Control.

9.4. Each Party shall have the right to terminate this Agreement upon written notice (a) if voluntary or involuntary proceedings by or against the other Party are instituted in bankruptcy or under any insolvency law, or a receiver or custodian is appointed for the other Party, or proceedings are instituted by or against the other Party for corporate reorganization or the dissolution or liquidation of the other Party under the U.S. Bankruptcy Code, which proceedings, if involuntary, shall not have been dismissed within *** days after the date of filing, or if the other Party makes an assignment for the benefit of creditors, or substantially all of the assets of the other Party are seized or attached and not released within *** days thereafter, or (b) upon the voluntary liquidation, dissolution, winding up or cessation of business by the other Party other than in connection with a permitted assignment of this Agreement.

9.5 In the event that MedImmune makes a payment under this Agreement and disputes its obligation to make such payment or the amount of such payment, MedImmune shall have the right to seek return of such payment or such amount through a proceeding under Section 10.5.

9.6 Upon termination of this Agreement all rights and obligations of the Parties under this Agreement shall terminate except those that survive termination under Section 9.11.

9.7 Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination, including without limitation the obligation to pay royalties for Product(s) sold prior to such expiration or termination.

9.8 In the event that MedImmune’s licenses under this Agreement are terminated, and a sublicense has been granted by MedImmune under this Agreement prior to any notice of termination, with respect to Product and or Adjuvant as part of a Product in one or more

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countries of the Territory then IDC shall grant to each Sublicensee designated by MedImmune (other than an Affiliate of MedImmune) a direct license to such Sublicensee with respect to Adjuvant as part of such Products in the Field, in such country(ies) under the terms and conditions of this Agreement, which license shall be of the same scope sublicensed to such Sublicensee, provided that such Sublicensee (1) agrees to be bound to IDC under the terms and conditions of this Agreement; (2) the Sublicensee is not in breach of its sublicense agreement with MedImmune and did not cause MedImmune to be in breach of this Agreement; and (3) pays to IDC any amount due and owing under this Agreement at the time of termination that has not been paid by MedImmune. Upon the request of MedImmune, IDC shall acknowledge to a Sublicensee in writing the obligations of IDC under this Section 9.8.

9.9 Notwithstanding anything herein to the contrary, in the event of termination but not expiration of this Agreement, at the option of MedImmune, for a period of *** after termination, MedImmune shall have the right to use or sell Products on hand on the date of such termination and to complete Products in the process of manufacture at the time of such termination and use or sell the same as if licensed under this Agreement, provided that MedImmune shall submit the applicable royalty report, along with the royalty payments required by this Agreement and any applicable milestone payments.

9.10 This Agreement may be terminated only as provided in and in accordance with the termination provisions of Articles 3 and 9 of this Agreement.

9.11 Following expiration or termination of this Agreement for any reason, Articles 6, 8, 9, 10 and Section 1, 2.3, 2.8, 2.10, 2.11, 4.1/4.2/4.4 (with respect to amounts accrued prior to termination or expiration or amounts accrued under Section 9.9 after termination) 4.5, 4.6, 5.4, 5.5, 5.6, 5.7, 7.1, 7.2, 7.3, 7.4, 7.5 and 7.8 will survive the expiration or termination.

ARTICLE 10

MISCELLANEOUS

10.1 Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (excluding payment obligations) when such failure or

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delay is caused by or results from causes beyond the reasonable control of the affected Party, including but not limited to fire, floods, embargoes, war, acts of war (whether war is declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of gods or acts, omissions or delays in acting by any governmental authority or the other Party; provided, however, that the Party so affected shall use reasonable commercial efforts to avoid or remove such causes of nonperformance, and shall continue to perform hereunder with reasonable dispatch whenever such causes are removed. Either Party shall provide the other Party with prompt written notice of any delay or failure to perform that occurs by reason of force majeure. The Parties shall mutually seek a resolution of the delay or the failure to perform as noted above.

10.2 (a) Subject to Section 10.2(b), this Agreement and the rights and obligations under this Agreement may not be assigned by operation of law or otherwise by either Party without the consent of the other Party, provided, however, that either Party may assign this Agreement without the consent of the other Party to an Affiliate or to a successor, in each case by virtue of a sale of all or substantially all of its assets related to this Agreement, merger, consolidation or similar transaction provided, further, that the assigning Party shall deliver written notice of any such permitted assignment to the other Party, and the assignee shall agree to be bound to the non-assigning Party under the terms and conditions of this Agreement. Subject to the restriction on assignment, of this Section 10.2 this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties.

(b) IDC shall not assign IDC Patent Rights or IDC Know-How, except in conjunction with an agreement by the assignee that such assignment is subject to the rights and licenses granted under this Agreement. IDC shall not assign this Agreement, except in conjunction with an assignment of all IDC Patent Rights, IDC Know-How and the Technology Acquisition Agreements under which MedImmune is granted a sublicense under this Agreement, in each case pursuant to which MedImmune is licensed under this Agreement.

(c) Any purported assignment that is not in compliance with this Section 10.2 shall be null and void.

(d) The granting by MedImmune of exclusive and/or non-exclusive sublicenses under the rights and licenses granted to MedImmune under this Agreement pursuant to Section 2.2 shall not be an assignment of this Agreement.

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10.3 Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing and shall be deemed given (i) *** after mailing when mailed by registered or certified mail, return receipt requested, postage paid, or (ii) on the date received when delivered in person or by reputable international express delivery service, or (iii) on the date of receipt by facsimile transmission (and promptly confirmed by personal delivery or courier), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

If to MedImmune:

MedImmune, LLC

One MedImmune Way

Gaithersburg, Maryland 20878

Attn: CEO with a copy to the General Counsel

Facsimile: (301) 398-9625

If to IDC:

Immune Design Corp.

1124 Columbia Street, Suite 700

Seattle, Washington 98104

Attn: Chief Executive Officer

Facsimile: (206) 330-2595

10.4 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, U.S.A, without regard to any choice of law principles that would dictate the application of the laws of another jurisdiction, provided, however, except as provided in Section 5.7, and except as to matters involving Patent Rights, the patent laws of the country of the Patent Right shall be controlling.

10.5 Any disputes arising between the Parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either Party of its obligations hereunder, shall be resolved as follows:

(a) Subject to Section 10.5(b), the Chief Executive Officer of MedImmune or his or her designate and the Chief Executive Officer of IDC or his or her designate shall meet in person at a mutually acceptable time and location or by means of telephone or video conference within *** days of notice of such dispute and attempt to negotiate a settlement. If the matter remains unresolved after such *** day period then either MedImmune or IDC may initiate a legal action with respect to such dispute notice to the other.

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(b) If the Parties fail to resolve a dispute that specifically is subject to arbitration under this Agreement, then such dispute shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. Any arbitration hereunder shall be conducted with *** arbitrators under the Commercial Arbitration Rules of the American Arbitration Association then in force; provided, that the arbitration hearing shall be conducted and completed within *** days after the arbitration panel is selected. Each such arbitration shall be conducted in the English language by *** arbitrators appointed in accordance with such Rules. Each arbitrator shall be a retired judge or an attorney with at least *** years’ experience in the biotechnology or pharmaceutical industry. Any such arbitration shall be held in *** and, if applicable law is consulted, the applicable law shall be as set forth in Section 10.4 hereof. The arbitrators shall have the authority to grant specific performance, and to allocate between the Parties the costs of arbitration in such equitable manner as they determine. The arbitrators shall reach such a decision based on the rights and obligations of the Parties as set forth in this Agreement and in reaching such a decision, the arbitrators shall not have the power to vary the terms and conditions of this Agreement and/or the obligations of the Parties under this Agreement. The decision shall be reasoned and shall be released within *** days after the completion of the arbitration hearing. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. The decision of the arbitrators shall be final and binding on the Parties.

(c) This Section 10.5 shall not prevent a Party from seeking and obtaining temporary or preliminary relief in a court of competent jurisdiction to protect the interests of such Party pending the outcome of proceedings pursuant to this Section 10.5.

10.6 This Agreement, together with the Exhibits hereto, contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes and terminates all prior and contemporaneous agreements and understandings between the Parties, whether oral or in writing, by and between MedImmune and IDC with respect to the subject

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matter hereof. In the event of any conflict or inconsistency between any provision of any Exhibit hereto and any provision of this Agreement, the provisions of this Agreement shall prevail. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. For the avoidance of doubt, this Agreement (i) supersedes the *** with respect to *** vaccines (provided that MedImmune will fulfill its reporting obligations and invention disclosure requirements under the *** within *** of the Effective Date, and such reports and inventions will be treated in accordance with the terms of the ***), but does not supersede the *** with respect to any *** or with respect to use of GLA as an adjuvant for *** and (ii) also supersedes the Confidentiality Agreement with respect to *** Vaccines, but does not supersede the Confidentiality Agreement with respect to any ***. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by the Parties hereto. Each of the Parties hereby acknowledges that this Agreement and the related documents are each the result of mutual negotiation and, therefore, any ambiguity in their respective terms shall not be construed against the drafting Party

10.7 The captions to the several Articles and Sections hereof and Exhibits hereto are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

10.8 It is expressly agreed that IDC and MedImmune shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency. Neither IDC nor MedImmune shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so.

10.9 The waiver by either Party hereto of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

10.10 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be exchanged by facsimile if mutually agreed by the Parties.

10.11 MedImmune shall cause its Affiliates that exercise rights under this Agreement to comply with the terms and conditions of this Agreement as if the Affiliate was a signatory to this

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Agreement. The failure of an Affiliate of IDC or MedImmune to comply with the terms and conditions of this Agreement applicable to such Affiliate shall be deemed a breach of this Agreement by IDC or MedImmune, as the case may be.

10.12 Except where specified to be an exclusive remedy, no remedy referred to in this Agreement is intended to be exclusive and shall be cumulative and in addition to any other remedy otherwise available under law or equity.

10.13 Each Party agrees to sign and execute such documents and to take such actions as reasonably requested by the other Party to carry out and perform the intent and purposes of the Party’s obligations under this Agreement.

10.14 Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, and the words “and/or” is used in the inclusive sense (one or more). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the generality of any description preceding such term. The term “owned” or “owns” means solely owned or owns, or jointly owned or owns with the right to license. References to “Section” or “Sections” are references to the numbered sections of this Agreement, unless expressly stated otherwise. All dollars are United States Dollars.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and sealed by their respective duly authorized representatives as of the date first set forth above.

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MedImmune, LLC		Immune Design Corp.

By:	/s/ Bahija Jallal	By:	/s/ Bruce Carter

Name:	BAHIJA JALLAL	Name:	BRUCE CARTER

Title:	EVP, Research and Development	Title:	Executive Chairman

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EXHIBIT A

IDC Patent Rights

A. Owned by IDC

***

B. Licensed to IDC under a Technology Acquisition Agreement

VACCINE COMPOSITION CONTAINING SYNTHETIC ADJUVANT1

***

[1]	Under license from Infectious Disease Research Institute.

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EXHIBIT B

Technology Acquisition Agreements

License Agreement as of July 10, 2008 by and between Infectious Disease Research Institute and Immune Design Corp.

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EXHIBIT C

***

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EXHIBIT D

IDC Press Release

Immune Design Corp. Grants Adjuvant License to MedImmune

Seattle, WA, September 27, 2010 - Immune Design Corp. (IDC), a privately held biotechnology company developing novel vaccines and immunotherapies for infectious disease and cancer, announced today that it has entered into a license and development agreement with MedImmune for the use and commercialization of IDC’s proprietary Glucopyranosyl Lipid Adjuvant (GLA) as a component in vaccines for select infectious diseases.

“We are pleased to enter into this license with MedImmune as one of the world’s leading vaccine research-based pharmaceutical and healthcare companies,” commented IDC Executive Chairman Dr. Bruce Carter. “This relationship fits very well with IDC’s business model to advance the development of GLA and enable innovative vaccine products that we believe will provide significant benefit in areas of unmet need while maintaining our commitment to global access.”

Under the terms of the license agreement, IDC grants MedImmune exclusive worldwide rights to research, develop, use, and commercialize the GLA adjuvant in vaccines for specific indications. In return, IDC will receive an upfront licensing fee and potential development, regulatory and commercial milestones totaling $212M, in addition to royalty payments on sales of marketed products.

GLA is a toll-like receptor 4 (TLR-4) agonist which IDC has advanced into early clinical stage development. The small molecule adjuvant has several important features including a pure synthetic composition with straightforward manufacturing and long term stability, a rational design for optimal activation of human dendritic cells, compatibility with antigens in multiple formulations, and a well established safety profile.

About Immune Design Corp.:

Immune Design Corp. is a privately held biotechnology company based in Seattle, WA. IDC brings together some of the world’s leaders in the field of molecular immunology to develop vaccines for the prevention and treatment of infectious and malignant disease. The company employs leading edge technologies to target and activate dendritic cells for effective antigen presentation to direct the desired immune response. For more information, go to www.immunedesign.com.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

About MedImmune:

MedImmune, the worldwide biologics unit for AstraZeneca PLC (LSE: AZN.L, NYSE: AZN), has approximately 3,300 employees worldwide and is headquartered in Gaithersburg, Maryland. With an advancing pipeline of promising drug candidates, MedImmune strives to deliver life-changing products, a rewarding career to our employees and a tireless commitment to improving patient health. For more information, visit MedImmune’s website at www.medimmune.com.

Media Relations:

Immune Design Corp.

Cassie D. Ostrander (206) 826-7901

media@immunedesign.com

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT E

Chemical Structure of Glucopyranosyl Lipid Adjuvant

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***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX I (***)

A. MedImmune shall pay IDC *** dollars ($***) within *** days after the Effective Date, subject to receipt of a written invoice from IDC.

B. MedImmune shall pay the following amounts within *** days of the first occurrence and only the first occurrence of the following events in connection with a Product:

(i) ***

Each milestone of this Part B shall be paid only once.

C. MedImmune shall pay IDC the following amounts within *** days of the first occurrence and only the first occurrence of the following events:

***

(iv) *** Dollars ($***) the first time that total Net Sales of Product in the Territory in a calendar year are greater than *** Dollars ($***).

(v) *** Dollars ($***) the first time that total Net Sales of Product in the Territory in a calendar year are greater than *** Dollars ($***).

(vi) *** Dollars ($***) the first time that total Net Sales of Product in the Territory in a calendar year are greater than *** Dollars ($***).

Each of the milestones of this Part C shall be paid only once; for the avoidance of doubt, the Parties acknowledge and agree, however, that more than one of the foregoing milestones could be achieved in the same calendar year.

D. MedImmune is not obligated to achieve any of the milestones of Part B or C and MedImmune shall have no liability to IDC for failing to achieve one or more of the milestones.

***	INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.